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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 1998


                           ---------------------------



                           RANGE RESOURCES CORPORATION
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      0-9592                    34-1312571
      (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

500 THROCKMORTON STREET
   FORT WORTH, TEXAS                                    76102
  (Address of principal                              (Zip code)
   executive offices)

       Registrant's telephone number, including area code: (817) 870-2601

                              LOMAK PETROLEUM, INC.
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 25, 1998, the stockholders of Range Resources Corporation, a Delaware corporation and formerly Lomak Petroleum, Inc. ("Range"), approved the issuance of shares of common stock, par value $.01 per share, of Range ("Range Common Stock") pursuant to the Agreement and Plan of Merger dated as of May 12, 1998, as amended (the "Merger Agreement"), among Range, DEC Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Range ("Merger Sub"), and Domain Energy Corporation, a Delaware corporation ("Domain"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Domain (the "Merger"), with Domain surviving and changing its name to "Range Energy Corporation." As a result of the Merger, Domain became a wholly-owned subsidiary of Range. The transaction will be accounted for under the purchase method of accounting.

         Domain Assets. Domain is an independent oil and gas company engaged in the exploration, development, production and acquisition of oil and natural gas properties. Domain's operations are concentrated principally in the Gulf of Mexico and Gulf Coast regions. Domain complements these activities with its Independent Producer Finance Program (the "IPF Program") pursuant to which it invests in oil and natural gas reserves through the acquisition of term overriding royalty interests. During 1997, approximately 91% of Domain's revenue was generated by oil and natural gas sales and approximately 9% of Domain's revenue was generated by the IPF Program. At December 31, 1997, Domain's reserves, computed on an SEC PV-10 basis, were approximately 104,948 million cubic feet ("Mmcf") of natural gas and 11,350 thousand barrels ("Mbbls") of oil and condensate, and the estimated SEC PV-10 value attributable to the IPF Program assets was $61.8 million. At December 31, 1997, Domain held approximately 144,000 net acres, including 73,000 net undeveloped acres, located primarily in its core areas.

         Consideration. Each issued and outstanding share of common stock of Domain ("Domain Common Stock") was converted into 1.2083 shares (the "Exchange Ratio") of Range Common Stock. On August 25, 1998, the closing price on the New York Stock Exchange of Range Common Stock was $7.75 per share. Cash will be paid in lieu of fractional shares of Range Common Stock. The Exchange Ratio was determined pursuant to arm's-length negotiations between Range and Domain. Prior to the Merger, (i) Range received the written opinion from its independent financial advisor that, as of the date of such opinion, the Exchange Ratio was fair to Range from a financial point of view and (ii) Domain received the written opinion of its independent financial advisor that, as of the date of such opinion, the Exchange Ratio was fair to the holders of Domain Common Stock from a financial point of view. Also prior to the Merger, Range acquired 577,200 shares of Domain Common Stock through open market purchases for an aggregate purchase price of $6,625,000.

         Stock Purchase Agreement. Simultaneously with the execution of the Merger Agreement, Range and First Reserve Fund VII, Limited Partnership ("FRLP"), which owned an aggregate of 7,820,718 shares, or approximately 51.8%, of the outstanding shares of Domain Common Stock on May 12, 1998, entered into the Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which on July 2, 1998 Range acquired from FRLP 3,250,000 shares of Domain Common Stock at a cash purchase price of $43,875,000 or $13.50 per share.

         Voting Agreement. Pursuant to a Voting and Standstill Agreement entered into on May 12, 1998 (the "Voting Agreement"), FRLP voted all shares of Range Common Stock held by it in favor of the Merger.

         The descriptions of the Merger Agreement, the Stock Purchase Agreement and the Voting Agreement set forth above are qualified by reference to the Merger Agreement, the Stock Purchase Agreement and the Voting Agreement that are filed as Exhibit 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Audited Financial Statements of Domain(1)

         Independent Auditors' Report
         Consolidated Balance Sheets as of December 31, 1996 and 1997
         Combined and Consolidated Statements of Income for the years ended
                  December 31, 1995, 1996 and 1997
         Combined and Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1996 and 1997 and for the period from December 30, 1996 (date of incorporation) to December 31, 1996, respectively
         Combined and Consolidated Statements of Cash Flows for the years ended
                  December 31, 1995, 1996 and 1997 and for the period from December 30, 1996 (date of incorporation) to December 31, 1996, respectively
         Notes to Combined and Consolidated Financial Statements
         Unaudited Interim Financial Statements of Domain
         Condensed Consolidated Balance Sheets at June 30, 1998 (unaudited) and
                  December 31, 1997(2)
         Condensed Consolidated Statements of Income for the three
                  and six months ended June 30, 1998 and 1997 (unaudited)(2) Condensed Consolidated Statement of Shareholders' Equity for the six
                  months ended June 30, 1998 (unaudited)(2)
         Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited)(2)
         Notes to Condensed Consolidated Financial Statements (unaudited)(2)

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(1)      Incorporated by reference to pages F-10 through F-35 of Range's
         Registration Statement on Form S-4 (Registration No. 333-57639).

(2) Incorporated by reference to pages 3 through 10 of Domain's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (Commission File No. 1-12999).




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(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information for Domain at the time of this Report because such information is not currently available. The required pro forma financial information will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date this Report is required to be filed.

(c)      EXHIBITS.

         2.1      --       Agreement and Plan of Merger dated May 12, 1998 by
                           and among Lomak Petroleum, Inc., DEC Acquisition,
                           Inc. and Domain Energy Corporation (incorporated by reference to Exhibit 2.1 to Registration Statement
                           No. 333-57639 on Form S-4 of Range)

         2.2      --       First Amendment to Agreement and Plan of Merger
                           dated May 12, 1998 by and among Lomak Petroleum,
                           Inc., DEC Acquisition, Inc. and Domain Energy
                           Corporation (incorporated by reference to Exhibit 2.2
                           to Registration Statement No. 333-57639 on Form S-4 of Range)

         2.3      --       Voting and Standstill Agreement dated May 12, 1998
                           between Lomak Petroleum, Inc. and First Reserve Fund
                           VII, Limited Partnership (incorporated by reference to Exhibit 2.3 to Registration Statement No.
                           333-57639 on Form S-4 of Range)

         2.4      --       Stock Purchase Agreement dated May 12, 1998 between
                           Lomak Petroleum, Inc. and First Reserve Fund VII,
                           Limited Partnership (incorporated by reference to Exhibit 2.4 to Registration Statement No. 333-57639 on Form S-4 of Range)

         23.1     --       Independent Auditors' Consent




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RANGE RESOURCES CORPORATION



                                   By:   /s/ THOMAS W. STOELK
                                      -----------------------------
                                   Name:    Thomas W. Stoelk
                                   Title:   Senior Vice President -
                                            Finance & Administration




Date:    September 9, 1998


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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                               EXHIBIT TITLE
       ------                               -------------
         2.1      --       Agreement and Plan of Merger dated May 12, 1998 by
                           and among Lomak Petroleum, Inc., DEC Acquisition,
                           Inc. and Domain Energy Corporation (incorporated by
                           reference to Exhibit 2.1 to Registration Statement
                           No. 333-57639 on Form S-4 of Range)

         2.2      --       First Amendment to Agreement and Plan of Merger
                           dated May 12, 1998 by and among Lomak Petroleum,
                           Inc., DEC Acquisition, Inc. and Domain Energy
                           Corporation (incorporated by reference to Exhibit 2.2
                           to Registration Statement No. 333-57639 on Form S-4
                           of Range)

         2.3      --       Voting and Standstill Agreement dated May 12, 1998
                           between Lomak Petroleum, Inc. and First Reserve Fund
                           VII, Limited Partnership (incorporated by reference
                           to Exhibit 2.3 to Registration Statement No.
                           333-57639 on Form S-4 of Range)

         2.4      --       Stock Purchase Agreement dated May 12, 1998 between
                           Lomak Petroleum, Inc. and First Reserve Fund VII,
                           Limited Partnership (incorporated by reference to
                           Exhibit 2.4 to Registration Statement No. 333-57639
                           on Form S-4 of Range)

         23.1     --       Independent Auditors' Consent